UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 30, 2009

G&K Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN	55343

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 912-5500
n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On September 30, 2009, we entered into Amendment No. 1 to our Amended and Restated Loan Agreement (“Loan Agreement”) dated as of October 1, 2008 among G&K Receivables Corp., G&K Services, Inc., Three Pillars Funding LLC and Suntrust Robinson Humphrey, Inc. Capitalized terms used but not defined herein have the meanings set forth in the Loan Agreement. The principal purposes of the amendment were to:
•	lower the Facility Limit to $50,000,000;
•	modify the Loan Agreement so that amounts outstanding which are not LIBOR-based will accrue based on a calendar month basis;
•	extend the Liquidity Termination Date to September 29, 2010;
•	extend the Scheduled Commitment Termination Date to September 26, 2012;
•	set the Stress Factor at 2.5;
•	provide that we can terminate the facility in the event Lender or Administrator is downgraded by any Rating Agency;
•	provide that an Amortization Event occurs if the Default Ratio equals or exceeds 2.00% or the Delinquency Ratio equals or exceeds 2.75%;
•	provide that outstanding amounts may not be accelerated upon an Event of Bankruptcy with respect to the Lender;
•	provide a 30 day grace period for certain Servicer Events of Default; and
•	provide that the term Material Debt has a threshold of $15,000,000.
As used in the Loan Agreement, (a) “Applicable Margin” means, while no Event of Default exists and is continuing, 1.10%, and while an Event of Default exists and is continuing, 2.50%; and (b) “Liquidity Premium” means 3.00%.
The following fees are payable in connection with the Loan Agreement:
Borrower shall pay to Administrator, for the account of Lender and its Liquidity Banks (in such proportions as they may from time to time agree upon), a fully-earned and non-refundable fee equal to (i) (A) (x) the product of 102% and the Facility Limit less (y) the daily used portion of the Facility (such portion, the “Utilized Amount”) divided by (B) 360, times, (ii) (A) if the Utilized Amount is greater than or equal to 50% of the Facility Limit, 0.35% and (B) if the Utilized Amount is less than 50% of the Facility Limit, 0.625% (such fee, the “Unused Fee”). The Unused Fee shall accrue daily and shall be payable monthly in arrears on each Distribution Date.
This summary is qualified in its entirety by references to the terms of the amended and restated Loan Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the provisions of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits
10.1	Amendment No. 1 dated as of September 30, 2009 to the Amended and Restated Loan Agreement dated as of October 1, 2008 amongst G&K Receivables Corp., G&K Services, Inc., Three Pillars Funding LLC and Suntrust Robinson Humphrey, Inc.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G&K SERVICES, INC.
Date: September 30, 2009	By /s/ Jeffrey L. Cotter
Jeffrey L. Cotter
Its Vice President, General Counsel and Corporate Secretary

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